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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
 November 2, 2004

Evolving Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24081	84-1010843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9777 Mt. Pyramid Court, Suite 100
Englewood, Colorado 80112
(Address of principal executive offices)

Registrant's telephone number, including area code (303) 802-1000

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Explanatory Note: This Form 8-K/A amends the Form 8-K that Evolving Systems, Inc. filed on November 8, 2004 and Form 8-K/A filed on November 10, 2004, with regard to the acquisition of Tertio Telecoms, Ltd. ("Tertio"). In response to parts (a) and (b) of Item 9.01 of such Form 8-Ks, Evolving Systems stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Form 8-K/A Amendment No. 2 is being filed to provide the required financial information.

        INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED BY EVOLVING SYSTEMS, INC. (THE "COMPANY") WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") REGARDING THE PROPOSALS RELATING TO THE TRANSACTIONS DESCRIBED HEREIN WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the Proxy Statement (when available) and other documents to be filed by the Company at the SEC's web site at www.sec.gov. The Proxy Statement and such other documents may also be obtained from the Company by directing such request to Evolving Systems, Inc., Attn: Investor Relations, 9777 Mt. Pyramid Court, Suite 100, Englewood, Colorado 80112, Phone (303) 802-1000.

        The Company and certain other persons may be deemed to be participants in the solicitation of proxies of the holders of Company common stock to adopt the proposals relating to the transactions described herein. The participants in this solicitation may include the directors and executive officers of the Company. A detailed list of the names and interests of the Company's directors and executive officers is contained in the Company's definitive proxy statement filed on April 5, 2004, which may be obtained without charge at the SEC's web site at www.sec.gov.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)
Financial Statements of Business Acquired.

        The required audited financial information of Tertio for the years ended December 31, 2003 and 2002 is included as Exhibit 99.2 and is hereby incorporated by reference.

        The required unaudited financial information of Tertio for the nine months ended September 30, 2004 and 2003 is included as Exhibits 99.3 and is hereby incorporated by reference.

(b)
Unaudited Pro Forma Financial Information.

        The required unaudited pro forma financial information of Tertio, Telecom Software Enterprises, LLC and Evolving Systems is included as Exhibit 99.4 and is hereby incorporated by reference.

(c)
Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description
2.1*	Stock Purchase Agreement dated as of November 2, 2004, by and among Evolving Systems, Inc., Evolving Systems Holdings Limited, Tertio Telecoms Group, Ltd. and Tertio Telecoms, Ltd.
3.1*	Certificate of Designation for the Series B Convertible Preferred Stock
4.1*	Investor Rights Agreement dated as of November 2, 2004, by and between Evolving Systems, Inc. and Tertio Telecoms Group, Ltd.
4.2(a)*	Long-Term Senior Secured Note Agreement
4.2(b)*	Long-Term Senior Secured Note
4.3*	Short-Term Senior Secured Note
4.4*	Security Agreement
4.5*	Pledge Agreement
4.6*	Patent Security Agreement
4.7*	Trademark Security Agreement
23.1	Consent of BDO Stoy Hayward LLP, Independent Registered Public Accountants
99.1*	Press release dated November 2, 2004, "Evolving Systems Acquires UK-Based Tertio Telecoms, LTD."
99.2	Tertio Audited Financial Statements for the years ended December 31, 2003 and 2002
99.3	Tertio Unaudited Financial Statements for the nine months ended September 30, 2004 and 2003
99.4	Unaudited Pro Forma Combined Financial Statements

*
Incorporated by reference to the similarly described exhibit in the Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 10, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2005

Evolving Systems, Inc.
By:	/s/ BRIAN R. ERVINE Brian R. Ervine Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Stock Purchase Agreement dated as of November 2, 2004, by and among Evolving Systems, Inc., Evolving Systems Holdings Limited, Tertio Telecoms Group, Ltd. and Tertio Telecoms, Ltd.
3.1*	Certificate of Designation for the Series B Convertible Preferred Stock
4.1*	Investor Rights Agreement dated as of November 2, 2004, by and between Evolving Systems, Inc. and Tertio Telecoms Group, Ltd.
4.2(a)*	Long-Term Senior Secured Note Agreement
4.2(b)*	Long-Term Senior Secured Note
4.3*	Short-Term Senior Secured Note
4.4*	Security Agreement
4.5*	Pledge Agreement
4.6*	Patent Security Agreement
4.7*	Trademark Security Agreement
23.1	Consent of BDO Stoy Hayward LLP, Independent Registered Public Accountants.
99.1*	Press release dated November 2, 2004, "Evolving Systems Acquires UK-Based Tertio Telecoms, LTD."
99.2	Tertio Audited Financial Statements for the years ended December 31, 2003 and 2002
99.3	Tertio Unaudited Financial Statements for the nine months ended September 30, 2004 and 2003
99.4	Unaudited Pro Forma Combined Financial Statements

*
Incorporated by reference to the similarly described exhibit in the Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 10, 2004.

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  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX